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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                November 15, 2006

                        Commission file number: 001-33084

                           SUSSER HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

               Delaware                                01-0864257
   (State or other jurisdiction of                   (IRS Employer
    incorporation or organization)                Identification No.)

                             4433 Baldwin Boulevard
                           Corpus Christi, Texas 78408
          (Address of principal executive offices, including zip codes)

       Registrant's telephone number, including area code: (361) 884-2463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The following information is furnished under Item 2.02, "Results of Operations and Financial Condition." This information, including the information contained in Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On November 15, 2006, Susser Holdings Corporation issued a press release announcing its financial results for the third fiscal quarter ended October 1, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

     The following exhibits are filed herewith:

     Exhibit Number                      Exhibit Description
     --------------   ---------------------------------------------------------
          99.1        Press Release of Susser Holdings Corporation, dated
                      November 15, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SUSSER HOLDINGS CORPORATION

Date:   November 15, 2006                     By:    /s/ Mary E. Sullivan
                                                     ---------------------------
                                              Name:  Mary E. Sullivan
                                              Title: Executive Vice President
                                                     and Chief Financial Officer